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                                                                   Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K and into the Company's previously filed registration statement file Nos. 33-89868, as amended, 33-89870, 333-16519, 333-14671, 333-33815, 333-35779, as amended, 333-21461,
333-69511, 333-69509 and 333-47571.



Phoenix, Arizona,
  September 28, 1999.